EXHIBIT 32.1

PHX Minerals Inc.

1601 NW Expressway Suite #1100

Oklahoma City, OK 73118

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

REGARDING PERIODIC REPORT CONTAINING

FINANCIAL STATEMENTS

I, Chad L. Stephens, Chief Executive Officer of PHX Minerals Inc., (the “Issuer”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer’s Quarterly Report on Form 10-Q for the period that ended June 30, 2021, as filed with the Securities and Exchange Commission (the “Report”) that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Chad L. Stephens
Chad L. Stephens President,
Chief Executive Officer

August 5, 2021